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                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

    Check the appropriate box:

     [X]   Preliminary Proxy Statement

     [ ]   Confidential, for Use of the Commission only
           (as permitted by Rule 14a-6(e)(2))

     [ ]   Definitive Proxy Statement

     [ ]   Definitive Additional Materials

     [ ]   Soliciting Material Under Rule 14a-12


                               HYPERBARIC SYSTEMS

                (Name of Registrant as Specified in its Charter)


                                      N/A

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)     Title of each class of securities to which transaction applies:
     2)     Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)     Proposed maximum aggregate value of transaction:
     5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)     Amount Previously Paid:
     2)     Form, Schedule or Registration Statement No.:
     3)     Filing Party: N/A
     4)     Date Filed: N/A

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                               HYPERBARIC SYSTEMS
                               1127 Harker Avenue
                           Palo Alto, California 94301

September __, 2002


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of HyperBaric Systems, which will be held at the Westin Santa Clara Hotel, 5150 Great America Parkway, Santa Clara, California 95054, on October 18, 2002, at 3:00 p.m.

      Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

      If you do not plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.


                               /s/ Harry Masuda
                                   Chief Executive Officer

Palo Alto, California


********************************************************************************
                             YOUR VOTE IS IMPORTANT

        In order to assure your representation at the meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).
********************************************************************************

                               HYPERBARIC SYSTEMS
                               1127 Harker Avenue
                           Palo Alto, California 94301


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held October 18, 2002

     The Annual Meeting of Shareholders (the "Annual Meeting") of HyperBaric Systems, a California corporation, will be held at the Westin Santa Clara Hotel, 5150 Great America Parkway, Santa Clara, California 95054, on October 18, 2002, at 3:00 p.m. for the following purposes:

     1. To elect three members of our Board of Directors for the term set forth in the accompanying Proxy Statement and until their successors have been elected and qualified;

     2.   To approve our 2001 Stock Option Plan;

     3. To approve an amendment to our Articles of Incorporation authorizing up to 5,000,000 shares of blank check preferred stock;

     4. To approve an amendment to our Articles of Incorporation changing our name to "Human BioSystems";

      5. To approve an amendment to our Bylaws allowing the Board of Directors to choose the date for future annual meetings of shareholders;

     6. To ratify the selection of L.L. Bradford & Company, LLC as our independent auditors for the year ending December 31, 2002; and

     7. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

     The items of business set forth above are more fully described in the Proxy Statement accompanying this Notice. Pursuant to our Bylaws, we have fixed the time and date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting as the close of business on September 10, 2002. Accordingly, only shareholders of record on such date and at such time will be entitled to vote at the Annual Meeting, notwithstanding any transfer of stock on our books thereafter.

     Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                              BY ORDER OF THE BOARD OF
                              DIRECTORS

                          /s/ Paul Okimoto
                              Chairman of the Board of Directors

                          /s/ Harry Masuda
                              Chief Executive Officer

Palo Alto, California
September __, 2002

                               HYPERBARIC SYSTEMS

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of HyperBaric Systems, a California corporation, for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Westin Santa Clara Hotel, 5150 Great America Parkway, Santa Clara, California 95054, on October 18, 2002, at 3:00 p.m. and any adjournments or postponements thereof. This Proxy Statement, our Annual Report for the year ended December 31, 2001, and the accompanying proxy card were first mailed to shareholders on or about September __, 2002.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

Voting

     Our  common  stock is the only type of security entitled  to  vote  at  the
Annual Meeting. On September 10, 2002, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 19,198,685 shares of our common stock outstanding. Each shareholder of record on the record date is entitled to one vote for each share of common stock held by such shareholder on that date.

     A majority of the outstanding shares of common stock entitled to vote must be present or represented by proxy at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

     In the election of directors at the annual meeting, the three candidates receiving the highest number of votes at the annual meeting will be elected.

      Our shareholders have cumulative voting rights when voting on the election of directors. Cumulative voting rights entitle each shareholder to the number of votes he or she would otherwise have in absence of cumulative voting rights, multiplied by the number of directors to be elected. Each shareholder may cast all of the resulting votes for a single director, or may distribute them among the directors to be elected at the shareholder's discretion. In order to determine how many votes a shareholder is entitled to cast as a consequence of cumulative voting rights, the shareholder multiplies the total number of shares of our common stock owned by the number of directors being elected-in this case, three. The total that results is the number of votes the shareholder may cast in the election of directors. The three nominees receiving the most votes will be elected. The proxies solicited by the Board of Directors confer discretionary authority on the proxy holders to cummulate votes to elect the nominees listed in this Proxy Statement. The proxy holder may cumulate votes to elect one or several directors as may be necessary to elect the maximum number of nominees.

    Proposals 2 through 10 each require the approval of the affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the Annual Meeting.

Proxies

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by our Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (Proposal 1), FOR Proposals 2 though 7 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at our principal executive offices, located at 1127 Harker Avenue, Palo Alto, California 94103, before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation of Proxies

     We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that, they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our directors, officers, or employees. Except as described above, we do not presently intend to solicit proxies other than by mail.

________________________________________________________________________________
                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
________________________________________________________________________________

General

      The names of the three persons who are nominees for director and their positions with us are set forth in the table below.

     Our Articles of Incorporation, as amended, and Bylaws provide that the number of directors shall be no less than three, and no more than five, the precise number to be determined from time to time by the Board of Directors. The Board of Directors is currently comprised of three members. The directors to be elected at the Annual Meeting are to be elected to hold office until the next Annual Meeting of Shareholders or until the election of their respective successors. All proxies received by the Board of Directors will be voted for the election, as directors, of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

      The information set forth below is submitted with respect to the nominees to the Board of Directors for whom it is intended that proxies will be voted.

NAME                 AGE    POSITION(S)
--------------       ---    ------------------------------------
Paul Okimoto         67     Chairman  of the Board of  Directors
                            and Executive Vice President
Harry Masuda         58     Chief Executive Officer and Director
George Tsukuda       58     Director


Biographical Information With Respect to Director Nominees

     PAUL  OKIMOTO joined us in February 1998 as Executive Vice President and  a
Director.    Mr. Okimoto served as President of Sanhill Systems  from  1991  to
January 1998.

     HARRY MASUDA joined us in February 1998 as our Chief Executive Officer, President, and a Director. Mr. Masuda is the former president of several high tech companies including Piiceon, Inc., a manufacturer of computer peripheral products for microcomputers. Mr. Masuda also founded HK Microwave; a manufacturer of high frequency phase locked oscillators used in cellular telephone base stations, later acquired by Dynatech Corporation. Mr. Masuda received his BSEE and MSEE from San Jose State University. From October 1997 to February 1998, Mr. Masuda was a business consultant, and he served as President of International Web Exchange from July 1995 to October 1997. Mr. Masuda recently became the subject of securities fraud charges - see "PROPOSAL NO. 1
- Indemnification".

     GEORGE TSUKUDA became a member of our Board of Directors in February 1998. Mr. Tsukuda was self-employed as a psychotherapist from 1987 to September 1996, working primarily with children doing play therapy. After terminating his practice, he worked full-time on completing his doctoral dissertation in clinical social work through Smith College School of Social Work in Northhampton, Massachusetts. Mr. Tsukuda received his Ph.D. in August of 1998. Mr. Tsukuda has also been a freelance writer since August 1998.

Board Meetings and Committees

       The   Board   of  Directors did not meet during in  2001,  but  acted  by unanimous written consent 14 times.

Committees of the Board of Directors

     We do not currently have an Audit Committee, Compensation Committee or any other committee of the Board of Directors.

Directors' Compensation

      In the past, directors who are also our employees have received no additional compensation for serving on the Board. In August 2002, however, we granted options to purchase 50,000 shares of our common stock to each of our directors at an exercise price of $0.34 per share (the fair market price of a share of our common stock on the date of the grant). We reimburse non-employee directors for all travel and other expenses incurred in connection with attending meetings of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

     We did not have a Compensation Committee or any other committee of the Board of Directors performing similar functions during the year ended December 31, 2001. Mr. Harry Masuda, our Chief Executive Officer, participated in deliberations of the Board of Directors relating to his compensation.

Section 16(a) Beneficial Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a class of our capital stock, to file reports of ownership and changes in their ownership with the Securities and Exchange Commission. These persons are required to furnish us with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms received by us, we believe that during the year ended December 31, 2001, Messrs. Masuda, Omar, Strom and Tsukuda did not timely file a Form 3, and Mr. Masuda did not timely file certain form 4s. All such Forms were subsequently filed.

Indemnification

       We have entered into indemnification agreements with our directors and executive officers. These agreements provide, in general, that we will indemnify and hold harmless such directors and executive officers against all expenses and liabilities, including attorneys' fees, reasonably incurred by or imposed on them in connection with any proceeding to which they are made a party as a result of their having been such directors or executive officers.

      On August 7, 2002, the United States Attorney for the Eastern District of New York and the Securities and Exchange Commission announced that they were bringing securities fraud charges against Harry Masuda, our Chief Executive Officer, and us for allegedly paying an unregistered broker an undisclosed commission in a 1999-2000 private placement. The allegations generally charge Mr. Masuda and us with the failure to adequately disclose to investors in this private placement a commission agreement with Larry Bryant, an unlicensed broker-dealer. Remedies sought in these proceedings include criminal penalties and Mr. Masuda's bar from service as an officer or director of a publicly-traded company. Although we believe that the charges are unwarranted, and that the issues involved in this matter were resolved over two years ago to the full satisfaction of all investors, there can be no assurance that Mr. Masuda will be able to continue to serve as our Chief Executive Officer in the event that the Securities and Exchange Commission receives the remedies that it seeks. In addition, we anticipate that Mr. Masuda may request indemnification from us in these matters; however, no such request has been made to date.

      Other than the foregoing matter, at the present time there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification could be required or permitted, and we are not aware of any threatened litigation or proceeding which may result in a claim for indemnification by us.

Shareholder Approval

     The three director nominees that receive the highest number of affirmative votes shall be elected to our Board of Directors.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR all three nominees listed herein. We will vote your shares as you specify on the enclosed proxy. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve.


Other Executive Officers

     Set forth below are the names of, and certain information regarding, our executive officers who are not directors. The executive officers serve at the pleasure of the Board of Directors.

     LUIS TOLEDO, M.D., PhD. became our Chief Medical Officer in March 2000. Dr. Toledo is an internationally recognized authority on organ transplantation and preservation. He has authored 10 books on transplantation and related subjects, authored or co-authored 500 scientific publications, and contributed to chapters of 77 books. Dr. Toledo has held many medical staff positions including: Co-Chief, Transplantation and Director, Surgical Research at the Henry Ford Hospital and Chief, Transplantation and Director, Research at Mount Carmel Mercy Hospital. He is also currently the Director of Research at the Borgess Medical Center and is Director of the Michigan Transplant Institute. He also serves as Professor of Surgery and Director, Experimental Research Program at Michigan State University.

     ROCKY UMAR joined us in May 1998 as Vice President of Marketing; in March 2001 he became our Vice President, Strategic Planning. Mr. Umar was an Information Systems Consultant from 1993 to April 1998. Prior to consulting, Mr. Umar served as Senior Executive for Product Management, Marketing and Sales at Cogar Corporation, and was responsible for acquisitions, marketing and sales, and planning for Singer Company, Business Machines Division. Mr. Umar was also CEO of Witek, Inc. a wireless technology company.

     ROBERT STROM joined us in March 2001 as Vice President of Marketing and Sales. Mr. Strom started a newspaper, The Prince George Progress, in 1963 at the age of 20. After selling his publishing business seven years later, he became a partner in ACI, Inc., a New York-based cosmetics company, where he managed all sales and marketing activities. Mr. Strom subsequently founded Cosmania, an international cosmetics company that he sold to American International, Inc. in 1996.

      DAVID LUCAS, Ph.D. joined us in January 1999 as Scientific Director and became our Chief Operating Officer in August 2002. Dr. Lucas obtained BA and Ph.D. degrees in Microbiology and Immunology from Duke University and did postdoctoral work at Harvard Medical Center. He served as a faculty member at the University of Arizona for 16 years, where he taught medical students and graduate students. Previous industry positions were as Director of
Research for American Qualex, an immunochemical company; Vice President of Protein Technology, where he developed veterinary biologic products; Vice President for Research and Technology Transfer at Children's Hospital
Oakland;   and  President  of  PediaPharm  Corporation,  a  development    stage
pharmaceutical products company. Dr. Lucas was President of PediaPharm from 1994 to October 1998.

     LEONID BABAK joined us in February 1998 as Branch Chief of Russian Operations. Mr. Babak graduated with a degree in physics and mathematics from Krasnoyarsk State University in Russia. He has held various positions within the University and the Geophysics department for the Metallurgy Ministry. Mr. Babak also served as President of Sibina TK, a trading company, from 1997 to February 1998, and was President of Krasnoyarsk Marketing from 1992 to 1997.

     VLADIMIR SEREBRENNIKOV joined us in February 1998 as our Director, Research and Development of Preservation Systems. He received a degree in physics from Krasnoyarsk State University in Russia and a doctoral degree in physics from the same university, specializing in high hydrostatic pressure research. He taught physics at Krasnoyarsk State University for a number of years and published numerous scientific papers related to high-pressure research phenomena. Dr. Serebrennikov has received a number of patents related to high-pressure storage of biological material at low temperatures.

________________________________________________________________________________
                                 PROPOSAL NO. 2

                     ADOPTION OF THE 2001 STOCK OPTION PLAN
________________________________________________________________________________

      The Board of Directors proposes that shareholders adopt the 2001 Stock Option Plan (the "Plan"), which was adopted by the Board of Directors effective August 4, 2001.

      We believe that our long-term success depends upon our ability to attract and retain qualified directors, officers, employees and consultants and to motivate their best efforts on our behalf. Thus, we believe that the Plan will be an important part of our compensation of directors, officers, employees and consultants.

     The Plan is set forth in full as Exhibit "A" to this Proxy Statement.   The
principal features of the Plan are summarized below, but the summary is qualified in its entirety by the full text of the Plan.

Description of the Plan

     The purpose of the Plan is to enhance our profitability and shareholder value by enabling us to offer stock-based incentives to employees, directors, consultants and affiliates. The Plan authorizes the grant of options to purchase shares of common stock to our employees, directors and consultants and our affiliates. Under the Plan, we may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 and non-qualified stock options. Incentive stock options may only be granted to our employees.

      There are 1,585,500 shares of common stock available for issuance upon exercise of options to be granted under the Plan. As of September 10, 2002, we had granted options under the Plan to purchase an aggregate of 620,000 shares of common stock.

      The Plan will be administered by our Board of Directors. Subject to the provisions of the Plan, the Board has the authority to determine which of our employees, directors and consultants will be awarded options and the terms of such awards, including the number of shares subject to such options, the fair market value of the common stock subject to options, the exercise price per share and other terms.

     Incentive stock options must have an exercise price equal to at least 100% of the fair market value of a share on the date of the award unless the grant is to a shareholder holding more than 10% of our voting stock, in which case the exercise price must be 110% of the fair market value on the date of grant. Generally, the options may not have a duration of more than ten years, or five years if the grant is to a shareholder holding more than 5% of our voting stock. Terms and conditions of awards are set forth in written agreements between the respective option holders and us. Awards under the Plan may not be made after the tenth anniversary of the date of its adoption but awards granted before that date may extend beyond that date.

     Under the Plan, if the employment of the holder of an incentive stock option is terminated for any reason other than as a result of the holder's death or disability or for "cause" as defined in the Plan, the holder may exercise the option, to the extent exercisable on the date of termination of employment, until the earlier of the option's specified expiration date and 90 days after the date of termination. If an option holder dies or becomes disabled, both incentive and non-qualified stock options may generally be exercised, to the extent exercisable on the date of death or disability, by the option holder or the option holder's survivors until the earlier of the option's specified termination date and one year after the date of death or disability.

      As of September 10, 2002, no shares had been issued as the result of the exercise of options granted under the Plan. The exercise price and vesting schedules of options granted under the Plan will vary over time pursuant to various option agreements that we have entered into or will enter into with the grantees of such options.

      We have not registered the Plan or the shares subject to issuance thereunder, under the Securities Act of 1933. Absent registration, such shares, when issued upon exercise of options, would be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933. We intend to register the Plan and the shares subject to issuance thereunder in the future.

      Optionees have no rights as shareholders with respect to shares subject to options prior to the issuance of shares pursuant to the exercise thereof. Options issued to employees under the Plan, as amended, shall expire no later than ten years after the date of grant. An option becomes exercisable at such time and for such amounts as determined at the discretion of the Board of Directors at the time of the grant of the option. An optionee may exercise a part of the option from the date that part first becomes exercisable until the option expires. The purchase price for shares to be issued to an employee upon his or her exercise of an option is determined by the Board of Directors on the date the option is granted. The purchase price is payable in full in cash, by promissory note, by net exercise or by delivery of mature shares of our common stock when the option is exercised.

      The Plan provides for adjustment as to the number and kinds of shares covered by the outstanding options and the option price therefor to give effect to any stock dividend, stock split, stock combination or other reorganization of or by us.

Federal Income Tax Consequences of Options Granted under the Plan

     Options granted under the Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and generally no taxable income is recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years from the date of grant and more than one year from the date of exercise. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date (or the fair market date on the expiration date, if less) over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date (or the fair market value on the expiration date, if less) over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option which does not have a readily ascertainable fair market value and is not transferable. Options granted under the Plan do not have a readily ascertainable fair market value and are not transferable. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-qualified option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee may not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the purchase right lapses.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

Deductibility of Executive Compensation

     We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, all compensation deemed paid with respect to those options will remain deductible by us without limitation under Code Section 162(m).

Stockholder Approval

     The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should shareholder approval not be obtained, the Plan will not be effective and the Board of Directors will consider alternative methods of issuing the options outside of the Plan.

Recommendation of the Board of Directors

      The Board of Directors recommends that shareholders vote FOR adoption of the 2001 Stock Option Plan. Each of our directors has received options to purchase 50,000 shares of our common stock under the Plan. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the 2001 Stock Option Plan.

________________________________________________________________________________
                                 PROPOSAL  NO. 3

 APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION AUTHORIZING 5,000,000 SHARES
                         OF BLANK CHECK PREFERRED STOCK.
________________________________________________________________________________

General

           Our Board of Directors has unanimously approved a resolution to amend our Articles of Incorporation to authorize 5,000,000 shares of "blank check" preferred stock. The creation and authorization of the preferred stock will become effective upon the filing with the California Secretary of State of Amended and Restated Articles of Incorporation in the form of Exhibit "B" to this Proxy Statement.

     The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by shareholders and the terms, preferences, privileges, rights and other features of which are determined by the Board of Directors upon issuance. The authorization of such blank check preferred stock would permit our Board of Directors to authorize and issue preferred stock from time to time in one or more series.

      Subject to the provisions of our Articles of Incorporation and the limitations prescribed by law, our Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the shareholders. The Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of our shareholders and us. The amendment to our Articles of Incorporation would give our Board of Directors the flexibility, without further shareholder action, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of our shareholders and us.

Reasons for Authorization of Preferred Stock

           The amendment to create and authorize preferred stock will provide us with more flexibility in negotiating and structuring transactions with potential investors, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for common stock and, without limitation, may include the issuance of preferred stock for cash as a means of obtaining capital for use by us, or issuance as part or all of the consideration that we may be required to pay for acquisitions of other businesses or assets. At this time, however, the Board of Directors has no specific plan to issue shares of preferred stock to any particular person or for any particular purpose.

      Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of us by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of us by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent management and directors from office even if such change were to be favorable to shareholders generally.

      While the amendment may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, it may encourage persons seeking to acquire us to negotiate directly with the Board of Directors, thus enabling the Board to consider the proposed transaction in a manner that best serves the interest of shareholders.

Recommendation and Vote

     The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this proposal. Should shareholder approval not be obtained, the Board of Director will consider other means of raising capital.

     The Board recommends that the shareholders vote FOR approval of an amendment to the Articles of Incorporation which authorizes 5,000,000 shares of blank check preferred stock.

________________________________________________________________________________
                                 PROPOSAL NO. 4

   APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION CHANGING THE NAME OF THE
                          COMPANY TO "HUMAN BIOSYSTEMS"
________________________________________________________________________________


General

      The Board of Directors believes that our current name, "HyperBaric Systems", does not reflect the current scope of our business. While we are involved in the research and development of hyperbaric technology, our principal business objective is to develop and provide economical, non-toxic methods of extending the shelf life and improving the quality of blood platelets and other human biological material. We believe that changing our name to "Human BioSystems" will more accurately reflect our focus on the goal of preservation of this biological material.

      Our Board of Directors has unanimously approved a resolution to amend our Articles of Incorporation to change our name to "Human BioSystems". The name change will become effective upon the filing with the California Secretary of State of Amended and Restated Articles of Incorporation in the form of Exhibit B to this Proxy Statement.

Shareholder Approval

     The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should shareholder approval not be obtained, we will be unable to amend the Articles of Incorporation to change our name, and it will remain "HyperBaric Systems".

Recommendation of the Board of Directors

      The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Articles of Incorporation changing our name to "Human BioSystems". We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the amendment to the Articles of Incorporation changing our name to "Human BioSystems".

________________________________________________________________________________
                                 PROPOSAL  NO. 5

 AMENDMENT TO THE BYLAWS PERMITTING THE BOARD OF DIRECTORS TO DETERMINE THE DATE
                     OF EACH ANNUAL MEETING OF SHAREHOLDERS
________________________________________________________________________________

General

      As adopted, our Bylaws require the annual meeting of shareholders to take place on February 26th of each year. This early date, which falls one month prior to the deadline for filing our Annual Report on Form 10-KSB, does not permit enough time for our accountants to prepare audited financial statements or for us to prepare and circulate the Form 10-KSB prior to the annual meeting. For this reason, we believe that it would be more beneficial to our shareholders and us if the Board of Directors determined the date of the annual shareholder meeting.

Shareholder Approval

     The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should shareholder approval not be obtained, we will be unable to amend the Bylaws and the date of our annual meeting of shareholders will remain February 26th.

Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Bylaws allowing the Board of Directors to determine the date of each annual meeting of shareholders. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the amendment to the Bylaws allowing the Board of Directors to determine the date of each annual meeting of shareholders.


________________________________________________________________________________
                                 PROPOSAL  NO. 6

       RATIFICATION OF SELECTION OF AUDITOR, L.L. BRADFORD & COMPANY, LLC
________________________________________________________________________________

     The Board of Directors, has appointed L.L. Bradford & Company, LLC to serve as our independent auditors for the year ending December 31, 2002, subject to the approval of our shareholders. Representatives of L.L. Bradford & Company, LLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2001, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB for that fiscal year, were $42,500.

Financial Information Systems Design and Implementation Fees

     L.L. Bradford & Company, LLC did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

     There  were  no  other  fees  billed by L.L. Bradford & Company,  LLC   for
services rendered to us, other than the services described above, for the year ended December 31, 2001. We have been advised by L.L. Bradford & Company, LLC that neither the firm nor any member of the firm has any financial interest, direct or indirect, in any capacity in HyperBaric Systems.

Changes In Registrant's Certifying Accountant

     On   January  31,  2001,  we  were notified by BDO  Seidman,  LLP  of   San
Jose, California ("BDO") that as of that date, BDO resigned as our independent accountant. Effective February 1, 2001, we engaged L.L. Bradford & Company, LLC as our new independent accountant.

     The BDO reports on our financial statements for the year ended December 31, 1999 and for the period from February 26, 1998 (date of inception) to December 31, 1998, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a going concern uncertainty qualification with respect to the year ended December 31, 1999 and the period from February 26, 1998 (date of inception) to December 31, 1998.

     During the past two fiscal years and the subsequent interim period through January 31, 2001, we did not have any disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with their report and the financial statements for such years. During such period, there were no "reportable events" within the meaning of Item 304(a) (1)(v) of Regulation S-K.

     We requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the above statements. A copy of such letter dated February 2, 2001 was attached as an exhibit to our Current Report on Form 8-K filed February 5, 2001.

     During the two fiscal years ended December 31, 2000 and through January 31, 2001, we did not consult with L.L. Bradford & Company, LLC concerning our financial statements, including the following items: the application of accounting principles to a specified transaction, either completed or proposed;
or the type of audit opinion that might be rendered on our financial statements; or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Shareholder Approval

     The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should shareholder approval not be obtained, the Board of Directors will reconsider the selection of L.L. Bradford & Company, LLC.

Recommendation of Board of Directors

     The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the selection of L.L. Bradford & Company, LLC as our independent auditors for 2002. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the ratification of the selection of L.L. Bradford & Company, LLC.

Audit Committee Report

     This section of our proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference and will not otherwise be deemed filed under such Acts.

     We have never had an audit committee or an audit committee written charter. The functions of an audit committee are carried out by our Board of Directors, comprised of Paul Okimoto (who also serves as Chairman of the Board), Harry Masuda and George Tsukuda. Messrs. Okimoto and Masuda are also officers of HBS, and so are not "independent", as that term is defined in the listing standards of the American Stock Exchange. Our Board has followed the substance of the procedures recommended in the report of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees, sponsored by the major securities markets, issued in February 1999, and the Board has also been advised by independent legal counsel in its role of overseeing financial reporting and internal control matters.

     Management has the primary responsibility for the financial reporting process, including the system of internal controls. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Board's responsibility is to monitor and oversee these processes.
Our Board of Directors appoints our independent auditors.

      The Board has reviewed with our financial managers the selection of our independent auditors, overall audit scopes and plans, the results of audit examinations, evaluations by the independent auditors of our internal controls and the quality of our financial reporting. Management has reviewed the audited consolidated financial statements in our Annual Report on Form 10-KSB with the Board, including a discussion of the quality (not just the acceptability) of the accounting principles utilized, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Board also discussed with the independent auditors other matters required to be discussed by the auditors with an audit committee under Statement of Auditing Standards No. 61 (communication with audit committees). Our independent auditors also provided to the Board the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit
Committees), and the Board discussed with the independent auditors that firm's independence.

     In performing all of these functions, the Board acts only in an oversight capacity. In its audit oversight role, the Board relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who in their report expressed an opinion on the conformity of our annual financial statements with generally accepted accounting principles.

     Based upon the Board's discussion with management and the independent auditors and the Board's review of the representations of management and the report of the independent auditors to the Board, the Board recommended that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

     By the Board of Directors

 /s/ Paul Okimoto
 /s/ Harry Masuda
 /s/ George Tsukuda

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 10, 2002, (i) by each director of HBS; (ii) by each person known by us to own beneficially more than five percent of our common stock; (iii) by the executive officers named in the Summary Compensation Table set forth in "Executive Compensation" and (iv) by all directors and executive officers of HBS as a group.

     Unless otherwise indicated in the footnotes to the table, the following individuals have sole vesting and sole investment control with respect to the shares they beneficially own. Unless otherwise indicated, the address of all persons listed below is c/o HyperBaric Systems 1127 Harker Avenue, Palo Alto, California 94103.

     The number of shares beneficially owned by each shareholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days after September 10, 2002. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of common stock listed as owned by such person. The total number of outstanding shares of common stock at September 10, 2002 is 19,198,685.

-----------------------------|------------------------|------------|
Name And Address Of          |  Amount And Nature Of  |  Percent   |
Beneficial Owner             |  Beneficial Ownership  |  Of Class  |
-----------------------------|------------------------|------------|
Harry Masuda                 |   1,281,800            |   6.6 %    |
                             |                        |            |
-----------------------------|------------------------|------------|
Paul Okimoto                 |                        |            |
669 35th Street              |   1,030,611            |   5.3 %    |
Richmond, CA  94805          |                        |            |
-----------------------------|------------------------|------------|
George Tsukuda               |     369,967            |   1.9 %    |
-----------------------------|------------------------|------------|
Meiswinkel Investment        |                        |            |
Group, LP                    |   1,883,003            |   9.8 %    |
2080 Newcomb Street          |                        |            |
San Francisco, CA 94124      |                        |            |
-----------------------------|------------------------|----------- |
Leonid Babak                 |     877,500            |   4.6 %    |
31 Apt. 16                   |                        |            |
Novaja Zarja St.             |                        |            |
Krasnoyarsk, Russia          |                        |            |
66028                        |                        |            |
-----------------------------|------------------------|------------|
Vladimir Serebrennikov       |     877,500            |   4.6 %    |
1A Apt 53 Academgorodok      |                        |            |
Krasnoyarsk, Russia          |                        |            |
66036                        |                        |            |
-----------------------------|------------------------|------------|
All Officers and             |                        |            |
Directors as a Group         |   5,875,151            |  28.4 %    |
(nine persons)               |                        |            |
-----------------------------|------------------------|------------|

       The  shares  listed  as owned by Harry Masuda include 310,000 shares   of
common stock issuable to him pursuant to warrants and options exercisable on or within 60 days of September 10, 2002.

       The  shares  listed as owned by Paul Okimoto include 161,111  shares   of
common   stock  issuable to him pursuant  exercisable on or  within  60 days  of
September 10, 2002.

      The   shares listed as owned by George Tskuda include 109,667  shares   of
common stock issuable to him pursuant to warrants and options exercisable on or within 60 days of September 10, 2002.

      The shares listed as owned by all executive officers and directors include an aggregate of 1,521,000 shares of common stock issuable to them pursuant to warrants and options exercisable on or within 60 days of September 10, 2002.

EXECUTIVE COMPENSATION

     The following table provides compensation information for the period indicated with respect to the person who served as our Chief Executive Officer for the years ended December 31, 2001, 2000 and 1999 (the "Named Executive
Officer"). No executive officer of HBS received total salary and bonus in excess of $100,000 during the years ended December 31, 2001, 2000 or 1999.


Summary Compensation Table

---------------------------------------------------------------------------
          |          ANNUAL COMPENSATION          |     LONG TERM         |
          |                                       |     COMPENSATION      |
---------------------------------------------------------------------------
NAME AND  | YEAR | SALARY |  BONUS  |  RESTRICTED | NUMBER OF SECURITIES  |
PRINCIPAL |      | ($)    |  ($)    |  STOCK      | UNDERLYING WARRANTS/  |
POSITION  |      |        |         |  AWARDS($)  | OPTIONS (#)           |
---------------------------------------------------------------------------
Harry     | 2001 | 66,000 |  -      |  -          | -                     |
Masuda,   | 2000 | 52,000 |  -      |  -          | -                     |
Chief     | 1999 | 66,000 |  -      |  -          | -                     |
Executive |      |        |         |             |                       |
Officer   |      |        |         |             |                       |
---------------------------------------------------------------------------

Employment Agreements

     In May 1998, we entered into an employment agreement with Rocky Umar, employing him as our Vice President of Marketing for a minimum term of one year for a salary ranging from $2,000 per month to $10,000 per month, depending upon performance. This agreement also includes the payment of a commission equal to one percent of our sales in excess of $1,500,000 over a consecutive six-month period, not to exceed a $100,000 commission per 12-month period. Mr. Umar was also granted an option to purchase 200,000 shares of restricted common stock at $.025 per share pursuant to our Statutory Incentive Stock Option Plan. Mr. Umar is also eligible for a bonus of up to $5,000 after the first year of employment, for the sole purpose of exercising the stock options.

     In January 2000, we entered into an employment agreement with Leonid Babak, providing for his employment as the Branch Chief of Russian Operations for a minimum one-year term. The agreement provides for a salary of $500 per month, which salary may be adjusted, and $700 per month in additional benefits.

     In January 2000, we entered into an employment agreement with Vladimir Serebrennikov, employing him as the Technical Director of Preservation Systems for a minimum one-year term. The agreement provides for the payment to Mr. Serebrennikov of $500 per month, which salary may be adjusted, with a bonus of $25,000 upon the successful completion of project milestones set forth in the employment agreement.

     In March 2000, we entered into an employment agreement with Dr. Luis Toledo, employing him as our Chief Medical Officer for a minimum term of one year. The agreement provides for a base salary of $6,000 per month, which may be adjusted based on our ability to raise defined amounts of capital. In addition, we granted to Dr. Toledo an option to purchase 75,000 shares of our common stock at an exercise price of $1.50 per share, and continued in effect options granted pursuant to a consulting agreement that we entered into in May 1998 with Dr. Toledo.

     In March 2001, we entered into an employment agreement with Robert E. Strom to serve as our Vice President of Sales and Marketing for a minimum term of one year. Mr. Strom receives a base salary of $10,000 per month, which may be increased based on our ability to raise defined amounts of capital or earn defined revenues during any 12-month period. Mr. Strom is also eligible for a bonus based on performance milestones. In addition, he was granted an option to purchase 150,000 shares of our common stock at an exercise price of $0.23 per share pursuant to our Statutory Incentive Stock Option Plan, and an option to purchase 150,000 shares of our common stock at an exercise price of $0.10 per share pursuant to our Non-Statutory Incentive Stock Option Plan.

Fiscal Year Option Grants

     We did not grant  any  options  to  purchase  common  stock  to  the  Named
Executive Officer during the year ended December 31, 2001. During that same year, we granted other officers, employees and consultants options to purchase an aggregate of 600,000 shares of our common stock.

Fiscal Year Option Exercises and Fiscal Year-End Option Values

     During the year ended December 31, 2001, the Named Executive Officer exercised no stock options to purchase shares of our common stock. As of December 31, 2001, the Named Executive Officer held no unexercised options to purchase shares of our common stock.


Certain Relationships and Related Transactions

     The following describes transactions to which we were or are a party and in which any of our directors, officers, or significant shareholders, or members of the immediate family of any of the foregoing persons, had or has a direct or indirect material interest, in addition to the employment agreements discussed above under "Executive Compensation".

     In May 1998, we granted Rocky Umar, our Vice President of Marketing, an option to purchase 200,000 shares of restricted common stock at $.025 per share pursuant to our Statutory Incentive Stock Option Plan.

     In June 1998, we entered into an Agreement of Assignment of Patent and Technology with Vladimir Serebrennikov, our Technical Director of Preservation Systems, wherein Mr. Serebrennikov assigned to us the entire worldwide right, title and interest in and to his technology for preserving and transporting biologic and non-biologic material and in and to all of his discoveries, concepts and ideas, whether patentable or not. Pursuant to this agreement, Mr.
Serebrennikov received 877,500 shares valued at $0.0025 per share of our restricted common stock.

     In June 1998, we entered into an Agreement of Assignment of Patent and Technology with Leonid Babak, our Branch Chief of Russian Operations. Mr. Babak assigned to us the entire worldwide right, title and interest in and to his technology for preserving and transporting biologic and non-biologic material and in and to all of his discoveries, concepts and ideas, whether patentable or not. Pursuant to this agreement, Mr. Babak received 877,500 shares, valued at $0.0025 per share, of our restricted common stock.

     On  May  28,  1998, we entered into a Consultant Agreement  with  Dr.  Luis
Toledo, whereby Dr. Toledo was appointed to our advisory board for a minimum term of one year. The agreement also provides for a payment to Dr. Toledo of a commission equal to five percent of all sales within the organ transplant market for a five-year period from the date of the agreement, so long as Dr. Toledo remains a consultant and advisory board member. This commission is limited to a total of $1,000,000. Dr. Toledo was also granted options to purchase 200,000 shares of restricted common stock at $.025 per share pursuant to our Non-Statutory Incentive Stock Option Plan, and is eligible for a bonus of up to $5,000 after the first year as a consultant and advisory board member up to the expiration of the stock options for the sole purpose of exercising the stock options.

    On June 24, 1998, we invited Eric Slayton, President of Global Healthcare, to be a member of our advisory board. We granted to Mr. Slayton an option to purchase 40,000 shares of restricted common stock at $.025 per share pursuant to our Non-Statutory Incentive Stock Option Plan.

     We purchased the patents for Phemtest from Paul Okimoto, an officer and director, on September 1, 1998. The patent "VAGINAL TESTING APPLICATOR AND METHOD", Patent Number 4,784,158, was issued November 15, 1988, and the patent "BODY CAVITY SPECIMEN COLLECTING AND TESTING APPARATUS", Patent Number 4,945,921, was issued August 7, 1990. Pursuant to the purchase agreement for the patents, we paid $1,375 to the law firm of Flehr, Hohbach, Test and Herbert as a patent maintenance fee to assure that the patents would remain in force. We also agreed to pay Mr. Okimoto a royalty payment of 5% of gross sales of Phemtest for the next five years. The first $16,000 in royalty payments are to be paid to a law firm to be designated by Mr. Okimoto, the next $75,000 in royalties are to be paid to Mr. Okimoto in shares of our common stock, valued at $2.00 per share, and the remaining royalties to be paid to Mr. Okimoto, if any, are to be paid in cash. To date, no royalties have been earned or paid under this agreement.

                          SHAREHOLDER PROPOSALS FOR THE
                               2002 ANNUAL MEETING

     We welcome comments and suggestions from our shareholders. Here are the ways a shareholder may present a proposal for consideration by the other shareholders at our 2003 Annual Meeting:

     In our Proxy Statement: If a shareholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2003 Annual Meeting of Shareholders, we must receive the proposal in writing on or before 5 p.m., Pacific Standard Time, May 24, 2003.

     At the Annual Meeting: If a shareholder wishes to nominate a director or bring other business before the shareholders at the 2003 Annual Meeting, we must receive the shareholder's written notice not less than 60 days nor more than 90 days prior to the date of the annual meeting, unless we give our shareholders less than 70 days' notice of the date of our 2003 Annual Meeting. If we provide less than 70 days' notice, then we must receive the shareholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2003 Annual Meeting. The notice must contain the specific information required in our Bylaws. A copy of our Bylaws may be obtained by writing to our Secretary. If we receive a shareholder's proposal within the time periods required under our Bylaws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other shareholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

     Delivering a Separate Proxy Statement: We will not use our discretionary voting authority if a shareholder submits a proposal within the time period required under our Bylaws, and also provides us with a written statement that the shareholder intends to deliver his or her own proxy statement and form of proxy to our shareholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

     All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 1127 Harker Avenue, Palo Alto, California 94301, Attention: Secretary.

VOTING

     Shareholders are urged immediately to complete, date and sign the enclosed proxy card and return it in the envelope provided, to which no postage need be affixed if mailed in the United States.

OTHER MATTERS

      The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                   BY THE BOARD OF DIRECTORS

                               /s/ Paul Okimoto
                                   Chairman of the Board

                               /s/ Harry Masuda
                                   Chief Executive Officer, Director

--------------------------------------------------------------------------------
                                    EXHIBIT A

                             2001 STOCK OPTION PLAN

                            HYPERBARIC SYSTEMS, INC.
                             2001 STOCK OPTION PLAN
--------------------------------------------------------------------------------


          1.   PURPOSES OF THE PLAN

      The purposes of this Stock Option Plan (the "Plan") of HyperBaric Systems, Inc. a California corporation (the "Company") are to:

           (i) Encourage selected officers and key employees to accept or continue employment with the Company or its Affiliates; and

           (ii) Increase the interest of selected officers, directors, key employees and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company ("Common Stock").

      Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

     2.   ELIGIBLE PERSONS

     Every person who at the date of grant of an Option is a key employee of the Company or of any Affiliate (as defined below) (including employees who are also officers or directors of the Company or of any Affiliate) is eligible to receive NQOs or ISOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. Every person who is a director of or consultant to the Company or any Affiliate at the date of grant of an Option is eligible to receive NQOs under this Plan.

     3.   STOCK SUBJECT TO THIS PLAN

      Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock that may be granted pursuant to this Plan is One Million Five Hundred Eighty Five Thousand Five Hundred (1,585,500) shares of Common Stock. The shares unexercised shall become available again for grants under the Plan.

     4.   ADMINISTRATION

           4.1 Board of Directors. This Plan shall be administered by the Board of Directors of the Company (the "Board"). No member of the Board of Directors shall be liable for any decision, action, or omission respecting the Plan, any options, or any option shares.

           4.2 Disinterested Administration. From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

           4.3 Authority of the Board of Directors. Subject to the other provisions of this Plan, the Board shall have the authority, in its discretion:
(i) to grant Options; (ii) to determine the fair market of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted;
(iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or accelerate the exercise date or vesting of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Board may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

           4.4 Determinations Final. All questions of interpretation, implementation, and application of this Plan shall be determined by the Board. Such determinations shall be final and binding on all persons.


     5.   GRANTING OF OPTIONS: OPTION AGREEMENT

           5.1 Ten Year Term. No Options shall be granted under this Plan after ten (10) years from the date of adoption of this Plan by the Board.

           5.2 Option Agreement. Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of any Option.

           5.3 Designation as ISO or NQO. The agreement shall specify whether each Option it evidences is a NQO or an ISO. Notwithstanding designation of any Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs which would become exercisable for the first time by any Optionee at a rate in excess of one hundred thousand dollars ($100,000) in any calendar year (under all plans of the Company), then unless otherwise provided in the stock option agreement or by the Compensation Committee, such Options shall be NQOs to the extent of the excess above one hundred thousand ($100,000). For purposes of this Section 5.3, Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option, with respect to such shares, is granted.

           5.4 Grant to Prospective Employees. The Compensation Committee or the Committee Chairman may approve the grant of Options under this Plan to persons who are expected to become employees of the Company, but who are not employees at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the optionee is first treated as an employee for payroll purposes.

     6.   TERMS AND CONDITIONS OF OPTIONS

     Each Option granted under this Plan shall be designated as a NQO or an ISO. Each Option shall be subject to the terms and conditions set forth in Section
6.1.   NQOs  shall  be  also subject to the terms and conditions  set  forth  in
Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in
Section 6.2.

           6.1 Terms and Conditions to Which Options Are Subject. Options granted under this Plan shall, as provided in Section 6, be subject to the following terms and conditions:

           6.1.1 Changes in Capital Structure. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, or other event, or converted into or exchanged for other securities as a result of a merger, consolidation, reorganization, or other event, appropriate adjustments shall be made in (i) the number and class of shares of stock subject to this Plan and each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result to any such adjustments. Each such adjustment shall be subject to approval by the Compensation Committee in its sole discretion, and may be made without regard to any resulting tax consequence to the optionee.

           6.1.2 Corporate Transactions. In connection with (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company, (iii) any sale of more than fifty percent (50%) of the Company's assets, or (iv) any like occurrence in which the Company is involved, the Compensation Committee may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to all optionees; (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Compensation Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this Section
6.1.2 may be taken without regard to any resulting tax consequence to the optionee.

          6.1.3 Time of Option Exercise. Except as necessary to satisfy the requirements of Section 422 of the Code and subject to Section 5, Options granted under this Plan shall be exercisable at such times as are specified in the written stock option agreement relating to such Option: provided, however, that so long as the optionee is a director or officer, as those terms are used in Section 16 of the Exchange Act, such Option may not be exercisable, in whole or in part, at any time prior to the six (6) month anniversary of the date of the Option grant, unless the Compensation Committee determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 or that Rule 16b-3 is not applicable to the Plan. No Option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee. The
Compensation Committee, in its absolute discretion, may later waive any limitations respecting the time at which an Option or any portion of an Option first becomes exercisable.

           6.1.4 Option Grant Date. Except as provided in Section 5.4 or as otherwise specified by the Compensation Committee, the date of grant of an Option under this Plan shall be the date as of which the Compensation Committee approves the grant.

           6.1.5 Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order (limited in the case of an ISO, to a qualified domestic relations order that effects a transfer of an ISO that is community property as part of a division of community property). During the life of the optionee, an Option shall be exercisable only by the optionee.

           6.1.6 Payment. Except as provided below, payment in full shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may be made in cash, by promissory note, by delivery to the Company of shares of Common Stock owned by the optionee (duly endorsed in favor of the Company or accompanied by a duly endorsed stock power), or by any other form of consideration and method of payment to the extent permitted under applicable law. Any shares delivered shall be valued as of the date of exercise of the Option in the manner set forth in Section
6.1.12. Optionees may not exercise Options by delivery of shares more frequently than at six (6) month intervals.

           6.1.7 Termination of Employment. Unless determined otherwise by the Compensation Committee in its absolute discretion to the extent not already expired or exercised, every Option granted under this Plan shall terminate at the earlier of (a) the Expiration Date (as defined in Section 6.1.12) or (b) immediately upon termination of employment with the Company or any Affiliate. Employee shall have ninety (90) days to exercise all or any options that have vested under the Employee's option agreement previous to such termination to the extent they are exercisable on the date of termination. However, where termination of employment is due to the optionee's "disability" (as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative, may at any time within six (6) months after the termination of employment (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination; and provided further that if termination of employment is due to the Optionee's death, the Optionee's estate or a legal representative thereof, may at any time within and including six (6) months after the date of death of Optionee (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination. Transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service, or other cause duly approved by the Company, shall not be deemed a termination of employment for purposes of this Plan. For the purpose of this Section 6.1.7, "employment" means engagement with the Company or any Affiliate of the Company either as an employee, as a director, or as a consultant.

           6.1.8 Repurchase of Stock. In addition to the right of first refusal set forth in Section 6.1.9 below, at the time it grants Options under this Plan, the Company may retain, for itself or others, rights to purchase the shares acquired under the Option or impose other restrictions on the transfer of such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the option agreement evidencing the Option.

           6.1.9      Company's Right of First Refusal.

                (i) Company's Right; Notice. Stock delivered pursuant to the exercise of any option granted under this Plan shall be subject to a right of first refusal by the Company in the event that the holder of such shares proposes to sell, pledge, or otherwise transfer such shares or any interest in such shares to any person or entity. Any holder of shares purchased under this Plan desiring to transfer such shares or any interest in such shares shall give a written notice (the "Offer Notice") to the Company describing the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and terms, and the name and address of the proposed transferee. The Company's rights under this Section 6.1.9 shall be freely assignable.

                (ii) Exercise. Except as provided under any repurchase right imposed under Section 6.1.8, if the Company fails to exercise its right of first refusal within twenty (20) days from the date on which the Company receives the Offer Notice, the shareholder may, within the next ninety (90) days, conclude a transfer to the proposed transferee of the exact number of shares covered by that notice on terms not more favorable to the transferee than those described in the notice. Any subsequent proposed transfer shall again be subject to the Company's right of first refusal. If the Company exercises its right of first refusal, the shareholder shall endorse and deliver to the Company the stock certificates representing the shares being repurchased. The Company shall pay the shareholder the total repurchase price for the shares no later than the later of (a) sixty (60) days after receipt of the Offer Notice and (b) the end of such period for payment offered by the bona fide third-party transferor. The holder of the shares being repurchased shall cease to have any rights with respect to such shares immediately upon receipt of the repurchase price.

                (iii) Exceptions. Notwithstanding the foregoing provisions of this Section 6.1.9, no notice of a proposed transfer shall be required and no right of first refusal shall exist with respect to transfers, including sales, to an optionee's children, grandchildren, or parents or to trusts, estates, or custodianships of or for the account of an optionee or an optionee's children, grandchildren, or parents; provided, however, that the transferee shall take such shares subject to the provisions of Sections 6.1.8. and 6.1.9.

                (iv) Termination of Company's Right. The right of first refusal set forth in this Section 6.1.9 shall terminate upon the earlier of the consummation of an underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 or the date on which the Common Stock is registered under Section 12 of the Exchange Act.

                (v) No Limitation. Nothing in this Section 6.1.9 shall limit the rights of the Company under any repurchase right imposed under Section 6.1.8.

                (vi)       Conflict.   In  the  event that  the  terms  of  this
paragraph 6.1.9 conflict or are inconsistent with any provision in the Bylaws of the Company, the terms of the Bylaws shall control.

           6.1.10 Withholding and Employment Taxes. At the time of exercise of an Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable (as determined by the Company in its sole discretion) federal and state withholding taxes. The Compensation Committee may, in the exercise of its sole discretion, permit an optionee to pay some or all of such taxes by means of a promissory note on such terms as the Compensation Committee deems appropriate. If authorized by the Compensation Committee in its sole discretion, and if the Option has been held for six (6) months or more, an optionee may elect to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, provided that the election satisfies the following requirements:

                (i) the election shall be irrevocable, shall be made at least six (6) months before the Option exercise, and shall be subject to the disapproval of the Compensation Committee at any time before consummation of the Option exercise; or

                (ii) the election shall be made in advance to take effect in a subsequent "window period" (as defined below) in which the Option is exercised, and the Compensation Committee shall approve the election when it is made or at any time thereafter up to consummation of the Option exercise; or

                (iii) the election shall be made in a window period and the approval of the Compensation Committee shall be given after the election is made and within the same window period, and the Option exercise shall be consummated within such window period; or

                (iv) shares or other previously owned securities shall be tendered (but stock shall not be withheld) at any time up to the consummation of the Option exercise (in which event, neither a prior irrevocable election nor window period timing shall be required).

      Notwithstanding the foregoing, clauses (ii) and (iii) shall not be available until the Company has been subject to the reporting requirements of the Securities Exchange Act of 1934 for at least one (1) year.

      A "window period" is the period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings and ending on the 12th business day following such date. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

           6.1.11 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not consistent with this Plan as may be determined by the Compensation Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

           6.1.12 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

                (i) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sale was reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there is no sale for such date, then for the last preceding business day on which there was at least one sale), as reported in the Wall Street Journal.

                (ii) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there is no quoted price for the date of grant, then for the last preceding business day on which there was a quoted price).

                (iii) If the stock of the Company is as described in Section 6.1.12(i) or (ii), but is restricted by law, contract, market conditions, or otherwise as to salability or transferability, its fair market value shall be as set forth in Section 6.1.12(i) or (ii), as appropriate, less, as determined by the Compensation Committee, an appropriate discount, based on the nature and terms of the restrictions.

                (iv) In the absence of an established market for the stock, the fair market value thereof shall be determined by the Compensation Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

           6.1.13 Option Term. No Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as set forth in the option agreement (the end of the maximum exercise period stated in the option agreement is referred to in this Plan as the "Expiration Date"). No ISO granted to any person who owns, directly or by attribution, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company of any Affiliate (a "Ten Percent Stockholder") shall be exercisable more than five (5) years after the date of grant.

           6.1.14 Exercise Price. The exercise price of any Option granted to any Ten Percent Stockholder shall in no event be less than one hundred and ten percent (110%) of the fair market value (determined in accordance with Section 6.1.12) of the stock covered by the Option at the time the Option is granted.

           6.1.15 Compliance with Securities Laws. The Company shall not be obligated to offer or sell any shares upon exercise of an Option unless the shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable state and local securities laws. The Company shall have no obligation to register the shares under the federal securities laws or take whatever other steps may be necessary to enable the shares to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Option shares or subsequent transfers of any interest in the shares to comply with applicable securities laws. Stock certificates evidencing shares acquired upon exercise of options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the option agreement evidencing the Option.

           6.2        Terms  and  Conditions to Which  Only  NQOs  Are  Subject.
Options granted under this Plan which are designated as NQOs shall be subject to the following additional terms and conditions:

           6.2.1 Exercise Price. Except as set forth in Section 6.1.14, the exercise price of a NQO shall not be less than eighty five percent (85%) of the fair market value (determined in accordance with Section 6.1.12) of the stock subject to the Option on the date of grant.

           6.3        Terms  and  Conditions to Which  Only  ISOs  Are  Subject.
Options granted under this Plan which are designated as ISOs shall be subject to the following additional terms and conditions:

           6.3.1 Exercise Price. Except as set forth in Section 6.1.14, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.12) of the stock covered by the Option at the time the Option is granted.

           6.3.2 Disqualifying Dispositions. If stock acquired upon exercise of an ISO is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

     7.   MANNER OF EXERCISE

           7.1 Notice of Exercise. An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Compensation Committee, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option will be considered as the date such Option was exercised.

           7.2 Issuance of Certificates. Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. Unless the Company specifies otherwise, an optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any stock covered by the Option until the date of issuance of a stock certificate. Subject to Section 6.1.1 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

     8.   EMPLOYMENT RELATIONSHIP

      Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

     9.   AMENDMENTS TO PLAN

      The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may affect outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require shareholder approval unless shareholder approval is required to preserve incentive stock option treatment for tax purposes or the Board otherwise concludes that shareholder approval is advisable.

     10.  SHAREHOLDER APPROVAL: TERM

      The Board of Directors of the Company adopted this Plan as of August 4, 2001 and the Company's shareholders approved this Plan as of __________, 2002.
This Plan shall terminate ten (10) years after initial adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.

                                    EXHIBIT B

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                             OF HYPERBARIC SYSTEMS,
                            A CALIFORNIA CORPORATION

                The undersigned, Harry Masuda and ______________, hereby certify that:

                1. They are the duly elected and acting President and Secretary respectfully of Hyperbaric Systems, a California corporation (the "Corporation");

                2. The Articles of Incorporation of this Corporation are amended and restated to read in full as follows:

ARTICLE I

                The name of the corporation is Human BioSystems.

ARTICLE II

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

ARTICLE III

         This Corporation is authorized to issue two classes of shares to be designated respectively common stock ("Common Stock") and preferred stock ("Preferred Stock"). The total number of shares of capital stock which the Corporation shall have authority to issue is fifty million (50,000,000) shares, of which forty-five million (45,000,000) shares shall be Common Stock, and five million (5,000,000) shares shall be Preferred Stock. The Board of Directors of the corporation is hereby authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of California.

ARTICLE IV

                (A) The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                (B) This Corporation is authorized to indemnify agents of this Corporation, including without limitation, directors and officers, whether by bylaw, agreement or otherwise, to the fullest extent permissible under California Law, and in excess of that expressly permitted by Section 317 of the California Corporation Law.

                3. The foregoing amendment has been approved by the Board of Directors of this Corporation.

                4. The foregoing amendment was approved by the holders of the requisite number of shares of this Corporation in accordance with sections 902 and 903 of the California General Corporation Law. The total number of outstanding shares of each class entitled to vote with respect to the foregoing amendment was _____________ shares of Common Stock. The number of shares voting in favor of the foregoing amendment equal or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

         IN WITNESS WHEREOF, the undersigned has executed this certificate on ____________, 2002.



______________________             _________________________
Harry Masuda, President                 , Secretary

         Each of the undersigned certifies under penalty of perjury that he has read the foregoing Amended and Restated Articles of Incorporation and knows the contents thereof, and that the statements therein are true.

        Executed at Palo Alto, California ___________, 2002.

______________________             _________________________
Harry Masuda, President                 , Secretary

                         ANNUAL MEETING OF STOCKHOLDERS
                                       of
                               HYPERBARIC SYSTEMS

                                October 18, 2002

                         ------------------------------
                            PROXY VOTING INSTRUCTIONS
                         ------------------------------

                                 VOTING BY MAIL
                            -------------------------

     Please complete your voting selection, date, sign and mail your proxy card in the envelope provided as soon as possible. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

[X]  Please mark your votes as in the example to the left using dark ink only.

                    FOR  AGAINST   ABSTAIN

1.   Election of Directors
     Nominees:
                    [_]       [_]       [_]  Paul Okimoto

                    [_]       [_]       [_]  Harry Masuda

                    [_]       [_]       [_]  George Tsukuda



2.    Proposal to ratify the 2001 Stock Option Plan:

                    [_]       [_]       [_]



3. Proposal to amend HBS' Articles of Incorporation to authorize 5,000,000 shares of preferred stock:

                    [_]       [_]       [_]

4. Proposal to amend HBS' Articles of Incorporation to change its name to "Human BioSystems":

                    [_]       [_]       [_]

5. Proposal to amend HBS' Bylaws to allow the Board of Directors to choose the date for future annual meetings of shareholders:

                    [_]       [_]       [_]

6. Proposal to ratify the selection of L.L. Bradford & Company, LLC as HBS' independent auditors for the year ending December 31, 2002:

                    [_]       [_]       [_]



SIGNATURE(S)__________________________________             DATE:________________

PRINT NAME(S)_________________________________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership or other entity, please sign in full entity name by authorized person.